UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):
September 19, 2008 (September 15, 2008)

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JDS UNIPHASE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

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Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard
Milpitas, California 95035
(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On September 15, 2008 Christopher S. Dewees notified JDS Uniphase Corporation (the “Company”) of his resignation as Senior Vice President, Corporate Development and Chief Legal Officer.  Mr. Dewees’ resignation will become effective and his employment with the Company will cease on September 30, 2008.

(e)  On September 18, 2008 the Company and Mr. Dewees entered into an agreement (the “Dewees Agreement”), pursuant to which, following termination of employment Mr. Dewees will be entitled to a lump sum severance payment of $228,750.  Additionally, pursuant to the terms of the Dewees Agreement, the Company and Mr. Dewees will enter into a consulting agreement (the “Consulting Agreement”), pursuant to which Mr. Dewees will provide on-going consulting services to the Company until August 31, 2009.  In consideration for the services to be provided by Mr. Dewees under the Consulting Agreement, Mr. Dewees’ previously granted equity awards will continue to vest and remain exercisable through the termination of the Consulting Agreement on August 31, 2009.

As reported in the Company’s Current Report filed on September 3, 2008, Alan Etterman ceased serving in the position of Executive Vice President and Chief Administrative Officer of the Company effective August 27, 2008 and assumed the role of Vice President and Senior Advisor.  On September 15, 2008 the Company and Mr. Etterman entered into an employment agreement (the “Etterman Agreement”) pursuant to which Mr. Etterman’s annual base salary is $66,000 effective September 1, 2008.  The Etterman Agreement will terminate on or before August 31, 2009.  Pursuant to the terms of the Etterman Agreement, upon termination of employment with the Company, and conditioned upon the execution of a separation agreement and release of claims, Mr. Etterman will be entitled to a lump sum severance payment of $317,000.

Additionally, pursuant to the terms of the Etterman Agreement, in the event that Mr. Etterman voluntarily terminates his employment with the Company prior to August 31, 2009, the Company would seek to retain his services as a consultant through that date.  In consideration of services Mr. Etterman would provide pursuant to such a consulting agreement, the Company would allow his previously granted equity awards to continue to vest and remain exercisable until August 31, 2009.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.20	Agreement for Christopher Dewees executed September 15, 2008.

10.21	Employment Agreement for Alan Etterman executed September 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

Date: September 19, 2008	By:	/s/ David Vellequette
David Vellequette
Executive Vice President and Chief Financial Officer